                                                                   EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 15, 1999, included in SPX Corporation's Form 10-K for the year ended December 31, 1998, and to all references to our firm included in or made a part of this registration statement.

                                                       /s/  ARTHUR ANDERSEN LLP

                                                            ARTHUR ANDERSEN LLP

Chicago, Illinois
July 8, 1999